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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

Monster Worldwide, Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7000

None.
(Former address, if changed since last report.)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        Monster Worldwide, Inc. (the "Company" or the "Registrant") and Ninemsn have agreed to terminate their joint venture arrangement in Australia and New Zealand. The Company has shut down its websites in Australia and New Zealand (Monster.au and Monster.nz) and has redirected all traffic to its Monster.com website. The Company's shut down plan includes employee terminations, client notifications and property abandonment. The Company's shut down plan is substantially complete as of August 15, 2003 (the "Disposition").

        This report contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. When used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," or any similar expressions, as they relate to the Company or its management or the management of any of its businesses, are intended to identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or planned. Reference is made in particular to the discussion set forth below in this report and set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for a discussion of some of the risks, uncertainties and assumptions that could cause actual results to differ materially from those described in our forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Businesses Acquired

    None

  (b)
  Pro Forma Financial Information

        The unaudited pro forma consolidated financial information of the Company, included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as adjusted in pro forma presentation on Form 8-K filed April 11, 2003 to reflect the spin-off of Hudson Highland Group, Inc. The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 have been presented as if the Disposition had been completed as of January 1, 2002. The unaudited pro forma condensed consolidated balance sheet has been presented as if the Disposition had been completed as of June 30, 2002.

        In the opinion of management, the accompanying pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Disposition on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro form condensed consolidated financial information and are set forth in the "Pro Forma Adjustments" column.

        The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except per share amounts)

	JUNE 30, 2003	PRO FORMA ADJUSTMENTS		PRO FORMA JUNE 30, 2003
ASSETS
Current assets:
Cash and cash equivalents	$118,772	$(87	)(A)	$118,685
Accounts receivable, net	316,036	(1,103	)(A)	314,933
Work-in-process	21,700	—		21,700
Prepaid and other	56,054	983(A	),(B)	57,037

Total current assets	512,562	(207)		512,355
Property and equipment, net	86,307	(143	)(A)	86,164
Goodwill	398,895	—		398,895
Intangibles, net	16,878	—		16,878
Other assets	21,143	(61	)(A)	21,082

	$1,035,785	$(411)		$1,035,374

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$408,009	$(626	)(A)	$409,358
		1,975	(B)
Accrued integration and restructuring costs	7,548	—		7,548
Accrued business reorganization and spin-off costs	48,372	—		48,372
Deferred revenue	138,893	(564	)(A)	138,329
Current portion of long-term debt	3,028	—		3,028

Total current liabilities	605,850	785		606,635
Long-term debt, less current portion	15,803	—		15,803
Minority interests and other long-term liabilities	14,296	(5,587	)(C)	8,709

Total liabilities	635,949	(4,802)		631,147

Stockholders' equity:
Preferred stock, $.001 par value, authorized 800 shares; issued and outstanding: none	—	—		—
Common stock, $.001 par value, authorized 1,500,000 shares; Issued: 108,179 shares; outstanding: 107,252 shares	108	—		108
Class B common stock, $.001 par value, authorized 39,000 shares;
issued and outstanding: 4,762 shares	5	—		5
Additional paid-in capital	954,171	5,587	(C)	959,758
Accumulated other comprehensive income	39,595	1,126	(A)	40,721
Retained deficit	(584,201)	(2,322	)(B),(D)	(586,523)
Treasury stock, at cost; 927 shares	(9,842)	—		(9,842)

Total stockholders' equity	399,836	4,391		404,227

	$1,035,785	$(411)		$1,035,374

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	SIX MONTHS ENDED JUNE 30, 2003	PRO FORMA ADJUSTMENTS (E)	PRO FORMA SIX MONTHS ENDED JUNE 30, 2003
Revenue	$336,075	$(863)	$335,212

Salaries and related	155,574	(1,432)	154,142
Office and general	80,944	(548)	80,396
Marketing and promotion	67,567	(1,257)	66,310
Business reorganization, spin-off and other special charges	47,878	46	47,924
Amortization of intangibles	1,213	—	1,213

Total operating expenses	353,176	(3,191)	349,985

Operating loss	(17,101)	2,328	(14,773)
Interest and other, net	(1,081)	247	(834)

Loss from continuing operations before provision for income taxes and minority interests	(18,182)	2,575	(15,607)
Provision for income taxes	1,648	—	1,648

Loss from continuing operations before minority interests	(19,830)	2,575	(17,255)
Minority interests	(1,124)	1,288	164

Loss from continuing operations	$(18,706)	$1,287	$(17,419)

Basic and diluted loss per share:
Loss from continuing operations	$(0.17)		$(0.16)

Weighted average shares outstanding:
Basic and diluted	111,661		111,661

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	YEAR ENDED DECEMBER 31, 2002	PRO FORMA ADJUSTMENTS (E)	PRO FORMA YEAR ENDED DECEMBER 31, 2002
Revenue	$702,757	$(2,217)	$700,540

Salaries and related	315,632	(2,499)	313,133
Office and general	159,091	(1,470)	157,621
Marketing and promotion	128,269	(1,236)	127,033
Merger and integration	3,178	—	3,178
Business reorganization, spin-off and other special charges	104,815	(995)	103,820
Amortization of intangibles	2,405	—	2,405

Total operating expenses	713,390	(6,200)	707,190

Operating loss	(10,633)	3,983	(6,650)
Interest and other, net	882	342	1,224

Loss from continuing operations before provision (benefit) for income taxes, minority interests and accounting change	(9,751)	4,325	(5,426)
Provision (benefit) for income taxes	9,220	629	9,849

Loss from continuing operations before minority interests and accounting change	(18,971)	3,696	(15,275)
Minority interests	(2,216)	1,848	(368)

Loss from continuing operations before accounting change	$(16,755)	$1,848	$(14,907)

Basic and diluted loss per share:
Loss from continuing operations before accounting change	$(0.15)		$(0.13)

Weighted average shares outstanding:
Basic and diluted	111,339		111,339

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORM CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        See introduction to pro forma financial information on page 2. The pro forma unaudited condensed consolidated balance sheet was prepared assuming the disposition occurred as of June 30, 2003 and included "Pro Forma Adjustments" as follows:

  (A)
  To record the disposition of assets and liabilities relating to the Company's terminated joint venture arrangement in Australia and New Zealand.

  (B)
  Represents estimated shut-down costs, less amounts to be reimbursed by Ninemsn. Such costs include estimated severance payments of $900,000, property costs of $993,000 and amounts refundable to customers of $82,000. Ninemsn has agreed to pay approximately 50% of the shut down costs, or approximately $987,500. The Company is not obligated to repay any prior capital contributions to Ninemsn.

  (C)
  To record the forgiveness of minority liabilities by Ninemsn in connection with the termination of the joint venture.

  (D)
  To record the loss on abandonment of net assets as follows:

Prepaid and other	$5
Property and equipment, net	143
Other assets	61
Accumulated other comprehensive loss	1,126

$1,335

        The pro forma unaudited condensed consolidated statement of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 have been presented as if the disposition was completed as of January 1, 2002. This statement includes "Pro Forma Adjustments" as follows:

  (E)
  To reclassify the operations of the Company's terminated joint venture arrangement in connection with the disposition as discontinued operations.

  (c)
  Exhibits.

2.1
Deed of Termination of Monster.com Australia and New Zealand Joint Venture, by and among, the Company, TMP Worldwide Pty Limited, Monster.com Asia Pacific Pty Limited, Ninemsn Investments Pty Limited, Monster.com A&NZ Pty Ltd. and Ecorp Limited.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2003

MONSTER WORLDWIDE, INC.
By:	/s/ MICHAEL SILECK Michael Sileck, Chief Financial Officer

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
MONSTER WORLDWIDE, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (In thousands, except per share amounts)
MONSTER WORLDWIDE, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (In thousands, except per share amounts)
MONSTER WORLDWIDE, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (In thousands, except per share amounts)
NOTES TO UNAUDITED PRO FORM CONDENSED CONSOLIDATED FINANCIAL INFORMATION
SIGNATURES